UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2009
AXS-ONE INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26358 (Commission File Number)	13-2966911 (IRS Employer Identification No.)
301 Route 17 North, Rutherford, New Jersey 07070
(Address of principal executive offices, including zip code)
(201) 935-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On April 16, 2009, AXS-One Inc., a Delaware corporation (the “Company” or “AXS-One”), Unify Corporation, a Delaware corporation (“Unify”), and UCAC, Inc., a Delaware corporation and wholly-owned subsidiary of Unify (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”), whereby Merger Sub will merge with and into AXS-One and AXS-One shall become a wholly-owned subsidiary of Unify (the “Merger”). The Agreement and the Merger were unanimously approved by the Board of Directors of AXS-One and Unify.
At the effective time of the Merger (the “Effective Time”), each outstanding share of AXS-One’s common stock (“AXS-One Common Stock”) will be converted automatically into the right to receive that number of shares of common stock of Unify (“Unify Common Stock”) equal to the “Exchange Ratio”. The “Exchange Ratio” shall equal the quotient of 1,000,000 divided by the sum of (i) the number of shares of AXS-One Common Stock issued and outstanding immediately prior to the Effective Time and (ii) the number of shares of AXS-One Common Stock issuable upon exercise of each warrant to purchase AXS-One Common Stock (each, a “Company Warrant”) outstanding immediately prior to the Effective Time, subject to certain adjustments.
Each Company Warrant shall be assumed by Unify and each such assumed warrant shall be converted into and represent a warrant to purchase the number of shares of Unify Common Stock, in substantially the same form as the corresponding Company Warrant, determined by multiplying (i) the number of shares of AXS-One Common Stock subject to such Company Warrant immediately prior to the Effective Time by (ii) the Exchange Ratio, at an exercise price per share of Unify Common Stock of $0.01.
Each option to purchase shares of AXS-One Common Stock (each, a “Company Option”) outstanding immediately prior to the Effective Time shall, by virtue of the Merger and in accordance with the applicable AXS-One stock option plans, be cancelled prior to the Effective Time in exchange for the right to receive an amount, if any, in cash equal to (i) the “Change in Control Price” of the shares of AXS-One Common Stock covered by such Company Option, less (ii) the exercise price of such Company Option. The “Change in Control Price” means the higher of (A) the highest price per share of AXS-One Common Stock paid in connection with the Merger, or (B) the highest fair market value per share of AXS-One Common Stock at any time during the sixty-day period immediately preceding the Effective Time.
In addition, AXS-One will use commercially reasonable efforts to cause the holders of existing Company convertible notes (the “Old Notes”) to agree as part of the Merger to exchange the Old Notes for shares of Unify Common Stock. At the Effective Time, the Old Notes will be exchanged for 2,100,000 shares of Unify Common Stock (as adjusted to reflect stock splits, stock dividends and reverse stock splits of Unify), plus or minus the number of shares of Unify Common Stock equal to (i) the “Adjusted Working Capital”, divided by (ii) five (5) (as such number may be appropriately adjusted to reflect stock splits, stock dividends and reverse stock splits of Unify). “Adjusted Working Capital” is defined as the current assets of AXS-One as of the closing date less the current liabilities of AXS-One as of the closing date, subject to certain adjustments provided in the Agreement. The holders of Old Notes shall also be eligible to receive additional shares of Unify Common Stock based on the performance of AXS-One’s net license revenue for the period commencing upon the closing of the Merger and ending on July 31, 2010.

Furthermore, prior to the Effective Time, the employment agreement between AXS-One and each of William Lyons, Joseph Dwyer and Philip Rugani (each, a “Management Member”) will be amended effective as of the closing to (a) reduce the severance benefit to the amount which such Management Member would be entitled to receive, at the original salary level applicable to such Management Member (each, “Original Salary Level”), in the event of such Management Member’s involuntary separation from service without cause and without a change in control (“Regular Severance”), (b) allocate the amount of such Management Member’s Regular Severance over the number of months required to continue such Management Member’s gross base salary at the Original Salary Level until such Regular Severance is fully paid in cash, and (c) provide that in the event of an involuntary separation from service without cause in connection with the change of control, such Management Member will be eligible to receive additional compensation in the form of shares of Unify Common Stock based on the performance of AXS-One’s net license revenue for the period commencing upon the closing of the Merger and ending on July 31, 2010, subject to certain limitations (including an aggregate cap of 171,250 shares of Unify Common Stock to the Management Members as a group).
Following the Merger, Unify will continue to be listed on the NASDAQ Stock Market.
AXS-One, Unify and Merger Sub have made representations, warranties and covenants in the Agreement, including, among others, the covenant of AXS-One to conduct its businesses in the ordinary course between the execution of the Agreement and the consummation of the Merger. AXS-One also has agreed to additional covenants, including, among others, covenants, subject to certain exceptions, not to, at any time after the period beginning on the date of the Agreement and continuing until the earlier of (a) forty-five (45) calendar days after the date of the Agreement and (b) the date of the mailing of the proxy statement to the stockholders of AXS-One and Unify, (i) solicit proposals regarding any Company Acquisition Proposal (as defined in the Agreement), or (ii) engage in, or enter into, any negotiations or discussions concerning any Company Acquisition Proposal. Furthermore, neither the Board of Directors of AXS-One nor any committee thereof shall, except as required by its fiduciary duties, (A) withdraw or modify its approval or recommendation of the Agreement or the Merger, (B) approve, recommend or endorse any Company Acquisition Proposal, or (C) cause AXS-One to enter into any letter of intent, agreement in principle, acquisition agreement or similar agreement with respect to any Company Acquisition Proposal. Each of AXS-One and Unify agreed to take all action necessary to convene a meeting of its stockholders to be held as promptly as practicable for the purposes of voting upon the Agreement and the Merger.
Completion of the Merger is conditioned upon, among other things, (i) adoption of the Agreement by the stockholders of AXS-One and Unify, (ii) declaration by the Securities and Exchange Commission (the “SEC”) that the S-4 registration statement filed by Unify is effective, (iii) the accuracy of representations and warranties (subject to materiality qualifiers) as of the date of the Agreement and the Effective Time, (iv) the performance by the parties in all material respects of their covenants under the Agreement, and (v) the Adjusted Working Capital not being less than negative $1,750,000, subject to allowance for issuance of additional subordinated promissory notes to certain holders of the Old Notes.
The Agreement contains various termination rights for the parties, including:
(a) by mutual written agreement of AXS-One and Unify;
(b) by either AXS-One or Unify if, subject to limited circumstances, (i) the Merger has not been consummated by July 31, 2009, (ii) there is a judgment or order of any governmental entity preventing consummation of the Merger, or (iii) AXS-One or Unify does not obtain the requisite approval of its stockholders;
(c) by AXS-One if (i) AXS-One accepts a Company Superior Proposal (as defined in the Agreement) or (ii) there has been a material breach of any representation, warranty, covenant or agreement by Unify such that (A) the conditions to AXS-One’s obligations to close would not be satisfied as of the time of such breach and (B) such breach has not been or is incapable of being cured within ten (10) days following receipt by Unify of notice of such failure to comply; and
(d) by Unify if (i) there has been a material breach of any representation, warranty, covenant or agreement by AXS-One such that (A) the conditions to Unify’s obligations to close would not be satisfied as of the time of such breach and (B) such breach has not been or is incapable of being cured within ten (10) days following receipt by AXS-One of notice of such failure to comply, or (ii) (A) the Board of Directors of AXS-One or any committee thereof shall have withdrawn or modified its approval or recommendation of the Agreement or the Merger, (B) AXS-One shall have failed to include in the proxy statement the recommendation of its Board of Directors in favor of approval of the Agreement and the Merger, (C) in connection with a Rule 14d-9 disclosure, the Board of Directors of AXS-One shall have taken any action other than a rejection of a Rule 14d-9 proposal, (D) the Board of Directors of AXS-One or any committee thereof shall have recommended any Company Acquisition Proposal, (E) AXS-One or any of its officers or directors shall have entered into discussions or negotiations in furtherance of a Company Acquisition Proposal in violation of the Agreement, (F) the Board of Directors of AXS-One or any committee thereof shall have resolved to do any of the foregoing or (G) any Company Acquisition Proposal is consummated or an agreement with respect to any Company Acquisition Proposal is signed.
Upon termination of the Agreement as a result of a Company Acquisition Proposal or if the Company terminates the Agreement for any reason other than pursuant to paragraphs (a), (b) or (c)(ii) above, AXS-One will be required to pay Unify a termination fee of $500,000, provided that Unify’s revenue for the fourth quarter ended April 30, 2009 is no less than $4,500,000.
Investors are cautioned that the representations, warranties and covenants included in the Agreement were made by AXS-One, on the one hand, and Unify and Merger Sub, on the other hand, to each other. These representations, warranties and covenants were made as of specific dates and only for purposes of the Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by information in confidential disclosure schedules that the parties exchanged in connection with the execution of the Agreement. In addition, the representations and warranties may have been included in the Agreement for the purpose of allocating risk between AXS-One and Unify, rather than to establish matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the public disclosures of AXS-One or Unify.
The Agreement is described in this Current Report on Form 8-K and attached as Exhibit 2.1 hereto only to provide you with information regarding certain material terms and conditions and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the Merger, not to provide any other factual information regarding AXS-One, Unify or their respective businesses or the actual conduct of their respective businesses during the pendency of the Agreement. You should not rely on the representations and warranties in the Agreement as characterizations of the actual state of facts about AXS-One,

Unify, Merger Sub or any other person. Furthermore, you should not rely on the covenants in the Agreement as actual limitations on the business of AXS-One, because AXS-One may take certain actions that are either expressly permitted in the Agreement or as otherwise consented to by Unify, which consent may be given without notice to the public.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated into this Current Report on Form 8-K by reference. The Agreement provides further information regarding the terms of the Merger.
Stockholder Agreement
In connection with the Agreement, each of William Lyons, Philip Rugani, Joseph P. Dwyer, Harold Copperman, Aston Assets, S.A., Jurika Family Trust U/A 1989, Sirius Trust, Anthony Bloom and RIT Capital Partners entered into a stockholder agreement with Unify, dated as of April 16, 2009 (the “Stockholder Agreement”). The Stockholder Agreement provides that each such stockholder will vote its shares of AXS-One Common Stock in favor of the approval and adoption of the Agreement and not dispose or pledge, except for limited circumstances, any of its shares. The Stockholder Agreement terminates if the Agreement is terminated, upon written notice following receipt by AXS-One of any Company Superior Proposal, or upon mutual written consent of Unify and the stockholder. The foregoing description of the Stockholder Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Stockholder Agreement, which is filed as an exhibit to the Agreement and is incorporated into this Current Report on Form 8-K by reference.
Additional Information and Where to Find It
In connection with the proposed Merger, Unify will file a registration statement, which will include a proxy statement of AXS-One and other materials, with the SEC. PROSPECTIVE INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND THE OTHER MATERIALS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AXS-ONE, UNIFY AND THE PROPOSED MERGER. Prospective investors and security holders may obtain a free copy of the registration statement and the proxy statement/prospectus when they are available and other documents containing information about AXS-One and Unify, without charge, at the SEC’s web site at www.sec.gov, at AXS-One’s web site at www.axsone.com, and at Unify’s web site at www.unify.com. Copies of the registration statement and the proxy statement/prospectus and the SEC filings that will be incorporated by reference therein also may be obtained for free by directing a request to Unify Corporation, Attn: Investor Relations, 1420 Rocky Ridge Drive, Suite 380, Roseville, California 95661.
Item 8.01. Other Events.
On April 16, 2009, a press release entitled “Unify to Acquire Leading Archiving and Records Compliance Provider AXS-One” was issued announcing the execution of the Agreement. A copy of the press release is attached as Exhibit 99.1 hereto.
Forward-Looking Statements

The statements made herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding the Merger and the Agreement (including the benefits, results, effects and timing thereof), the combined company and attributes thereof, whether and when the transactions contemplated by the Agreement will be consummated, the location of headquarters and other offices, whether and when the proxy statement/prospectus will be filed and approval by the stockholders of AXS-One. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, actions by regulatory authorities or other third parties, costs and difficulties related to integration of acquired businesses, delays, costs and difficulties related to the transactions, general market conditions, unfavorable economic conditions, the combined companies’ financial results and performance, satisfaction of closing conditions, the combined companies’ ability to execute business strategy, the effectiveness of the combined companies’ sales team and approach, the combined companies’ ability to target, analyze and forecast the revenue to be derived from a client and the costs associated with providing services to that client, the date during the course of a fiscal year that a new client is acquired, the length of the integration cycle for new clients and the timing of revenues and costs associated therewith, the combined companies’ client concentration given the current dependence on a few large client relationships, potential competition in the marketplace, the ability to retain and attract employees, market acceptance of the combined companies’ service programs and pricing options, the combined companies’ ability to maintain existing technology platforms and to deploy new technology, the combined companies’ ability to sign new clients and control expenses, the possibility of the discontinuation of some client relationships, the financial condition of the businesses of the combined companies’ clients, and other factors discussed in AXS-One’s filings with the SEC, including its recent filings on Forms 10-K and 10-Q, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and AXS-One undertakes no obligation to publicly update or revise any forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits — The following exhibits are filed as part of this report:

2.1	Agreement and Plan of Merger, dated April 16, 2009, by and among AXS-One Inc., Unify Corporation and UCAC, Inc. (and Exhibits)

99.1	Press Release, dated April 16, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXS-ONE INC.
Date: April 21, 2009	By:	/s/ Joseph P. Dwyer
Joseph P. Dwyer
Executive Vice President, Chief Financial Officer and Treasurer